UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2017

UBL Interactive, Inc.

(Exact name of registrant as specified in its charter)

           Delaware

(State or Other Jurisdiction of Incorporation)

000-54955	27-1077850
(Commission File Number)	(IRS Employer Identification No.)

28325 Utica Road, Roseville, Michigan	48066
(Address of Principal Executive Offices)	(Zip Code)

             (321) 216-7500

(Registrant’s telephone number, including area code)

____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 4.01

CHANGES IN REGISRANT’S CERTIFYING ACCOUNTANT.

On or about November 20, 2017, the Company engaged Thayer O’Neal Company, LLC (the “New Accounting Firm”) as independent registered public accounting firm for UBL Interactive, Inc. (the “Company”). The court-appointed Receiver of the Company determined to engage the New Accounting Firm, and the Board of Directors of the Company did not participate in the determination.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to November 20, 2017 (the date of the New Accounting Firm’s appointment), regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation SK and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation SK).

The Company’s former independent registered public accounting firm was Li and Company, PC (the “Former Accounting Firm”), which was censured by the Public Company Accounting Oversight Board on or about June 14, 2016, and which firm had its registration revoked. The Former Accounting Firm’s website is not functional, and the Company believes that the Former Account Firm is no longer in business. Accordingly, the Company has been unable to dismiss the Former Accounting Firm, and the Company is not including herein Item 4.01(a) disclosure regarding the Former Accounting Firm because the Former Accounting Firm has not been dismissed, and to the Company’s knowledge, the Former Accounting Firm has not resigned and has not declined to stand for re-appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018

UBL Interactive, Inc.

By: /s/ Angela Collette

Angela Collette

Court-Appointed Receiver for the Company